Exhibit 99.1

Investor Presentation First Quarter 2012 www.inlandrealestate.com NYSE: IRC June 2012

IRC SNAPSHOT PROFILE Inception 1994; internalized management 2000; listed on NYSE June 2004 Target Upper Midwest markets 83% of retail SF in high density infill locations in Chicago & Minneapolis MSAs 150 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties 1 15 million SF of leasable space under management 1 $2 billion in asset acquisition value 1 $1.9 billion total market capitalization 2 Source: Company filings. Portfolio data current as of 3/31/12 (1) Includes one non-retail property and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IPCC JV properties; $2B in assets based on full purchase price acquisition value. (2) Includes pro rata share of debt related to unconsolidated joint ventures as of 3/31/12.

EXPERIENCED LEADERSHIP TEAM

SENIOR MANAGEMENT TEAM AVERAGES 24+ YEARS REAL ESTATE EXPERIENCE

Management	***Inland Tenure***	***Background / Experience***
Mark Zalatoris President & CEO	27 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Executive Vice President & Chief Financial Officer	8 yrs. (15 yrs. at Great Lakes REIT)	Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting
Scott Carr Executive Vice President, IRC & President, Inland Commercial Property Management Inc.	23 yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	26 yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions
Senior Leadership		
Thomas D'Arcy Non-executive chairman of the board	7 yrs. as IRC independent director; former audit committee member (28+ yrs. in commercial real estate industry)	CEO American Realty Capital Healthcare Trust; formerly President & CEO Grubb & Ellis and CEO of a publicly traded, Midwest-focused shopping center REIT

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Inland Real Estate Corporation

OPERATING STRATEGY Defensive portfolio – primarily value and necessity retail Centers with grocer / drug / discount component 82% of total portfolio retail gross leasable area (GLA) Resilient Midwest markets Strong demographics dense populations, high incomes, diverse economies High barriers to entry Portfolio scale in core markets Facilitates retailer market launches, expansions and relocations Asset clustering in key submarkets Provides leasing flexibility & management efficiencies – including pricing power with vendors

OPERATING STRATEGY

- **High quality, diversified tenant base**
  - Focus on #1, #2 grocers in primary markets: Jewel/Cub (SuperValu), Dominick's (Safeway), Roundy's represent 16.2% of annual base rent (ABR) in aggregate
  - Limit tenant exposure: no single tenant accounts for more than 3.1% of ABR (excluding top 3 grocer tenants)
  - 72% ABR from high credit quality national retailers[1]


National Retailers 72% ABR
Local Retailers 24% ABR
Regional Retailers 4% ABR

- **Leasing / portfolio management expertise produces highly occupied portfolio**
  - Local market sharp shooter
  - Total portfolio leased occupancy: 92.1%[1]
  - 1Q12 (total portfolio): 82 leases signed for 374,715 SF of GLA – 8% increase in leases signed over 1Q11; 76 leases signed w/non-anchor tenants – 31% increase in lease executions with non-anchors over 1Q11
  - Positive rental rate trends reflect strength of locations / more level playing field in lease negotiations
    - Total portfolio new leases average base rent increased 8.6% for 1Q12
    - Total portfolio renewal leases average base rent increased 5.3% for 1Q12

Source: Company and company filings as of 3/31/12

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Inland Real Estate Corporation

OPERATING STRATEGY Strong balance sheet focus Sources of opportunity capital in place to fund accretive investments: $300 MM credit facilities: includes $150 MM line of credit; competitive terms, matures June 2014 ATM equity program: authorized to issue up to $100 MM in common stock; $31.7 MM sold inception through 3/31/12 Preferred stock: currently authorized to issue 6 million shares; have requested authorization to increase to 12 million shares Issued total of 4.4 million shares of Series A Cumulative Redeemable Preferred Stock 10/2011 & 2/2012 for net proceeds of $107.4 MM Institutional capital: JV with PGGM ($70 MM toward contributed properties, $60 MM toward new acquisitions) Extending debt maturity profile & securing financing at historically low rates: Average rate on secured debt improved to 4.9% from average rate of 5.34% on loans that matured in 2011 Average rate on unsecured debt improved to 3.1% @ YE 2011 from 4.57% @ YE 2010 Average term of secured debt increased to 5.3 years @ 3/31/12 from 3.6 years one year ago Total debt-to-total market capitalization rate improved to 53.4% @ 3/31/12 vs 55.9% @ 12/31/11 Joint ventures have potential to increase fee income & add value Formed asset-based JVs with institutional partners: JV with New York State Teachers Retirement System (fully invested) JV with PGGM, Dutch pension fund administrator/asset manager – IRC’s primary growth vehicle through 2-yr investment period Established asset management JV with Inland Private Capital Corp. (IPCC) Source: Company press releases and filings as of 3/31/12

CORE MARKETS Chicago and Minneapolis Sources: IRC MSA leased occupancy from Company; MSA average occupancy from CB Richard Ellis MarketView First Quarter 2012 reports. Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC’s pro-rata share of properties in unconsolidated JVs. Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics Occupancy is consistently higher than core MSA averages MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 85 8,993,556 60.43% Minneapolis MSA 26 2,722,980 18.30% Other Markets 38 3,165,446 21.27% Total 149 14,881,982 100.0% IRC Market Summary @ 3/31/12 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) IRC Variance to MSA Chicago MSA 90.8% 90.7% + 10 bps Minneapolis MSA 96.2% 91.9% + 430 bps Total Portfolio Leased Occupancy @ 3/31/12

Chicago MSA is the third largest metropolitan market in the U.S. with a population base of 9.5 million Economy: $500 billion in size; globally-diversified, including 160 company headquarters, 30 Fortune 500 companies Labor force data: 4.5 million jobs; unemployment rate 9.0% as of March 2012 CHICAGO MARKET SNAPSHOT Sources: Market information: Chicagoland Chamber of Commerce website; unemployment rate: U.S. Bureau of Labor Statistics (preliminary data). Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates; Melaniphy’s Chicagoland Retail Sales Report 4/11. Chicago-Naperville-Joliet, IL-IN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets  $ 18.14 billion Jewel/SUPERVALU, Dominick’s/Safeway General Merchandisers  $ 12.59 billion Wal-Mart, Target Drug Stores  $ 9.70 billion Walgreens, CVS Apparel  $ 4.65 billion Furniture / Electronics $ 5.52 billion

MINNEAPOLIS MARKET SNAPSHOT Sources: Market information: GDP information from the U.S. Dept. of Commerce Bureau of Economic Analysis (2009 data); other market information sourced from the Minneapolis Chamber of Commerce and the Greater MSP Regional Economic Development Partnership (http://metromsp.org); Labor force data: Forbes, “America’s Best and Worst Job Markets” , January 2011; Unemployment rate: U.S. Bureau of Labor Statistics (preliminary data). Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates Minneapolis-St. Paul-Bloomington, MN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets $ 5.77 billion Cub/SUPERVALU, Roundy’s, Target, Byerly’s/Lund’s General Merchandisers $ 6.79 billion Target, Wal-Mart, Costco Drug Stores $ 2.44 billion Walgreens, Snyder’s Minneapolis-St. Paul MSA is the 16th largest metropolitan market in the U.S. with a population base of 3+ million Economy: Gross Domestic Product (GDP) of $190 billion; home to 20 Fortune 500 companies Labor force data: 4th top job market in U.S. per Forbes ; unemployment rate 6.1% as of March 2012

Assets: DOMINANT REIT IN PRIMARY MARKETS IRC is the largest shopping center REIT operating in the greater Chicago & Minneapolis markets (MSAs) based on retail SF and number of assets MINNEAPOLIS-ST. PAUL MSA Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 3/31/12. Peer data: owned retail GLA as of 5/3/12 provided by SNL. CHICAGO MSA 8,994 3,376 2,218 1,998 1,117 752 405 368 304 2,723 1,108 675 266 IRC 85 KIM 30 REG 17 DDR 9 RPAI 6 FRT 4 RPT 3 KRG 4 WRI 1 IRC 26 KIM 5 REG 5 DDR 1 Gross Leasable Area (Square Ft. in Thousands

STRONG MARKET DEMOGRAPHICS

- IRC's retail centers are supported by strong demographics and high barriers to entry
  - These traits enhance the portfolio's resiliency and protect it from new supply

MEDIAN 3-MILE HOUSEHOLD INCOME


$81,300
$76,000
$66,200
$61,200
$61,000
$59,700
$54,500
FRT
REG
IRC
EQY
KIM
WRI
DDR

AVERAGE 3-MILE POPULATION


136,700
98,400
92,700
90,400
89,800
81,400
63,000
FRT
WRI
KIM
IRC
REG
EQY
DDR

IRC data source: Claritas 3-mile data as of April 2012. IRC stats are a straight average of Claritas' three-mile data for all stabilized IRC retail properties.
Peer data source: Green Street Advisors, "Strip Center Sector Update—August 30, 2011" (individual profiles of companies under coverage are typically published by Green Street once per year).

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Inland Real Estate Corporation

TOTAL PORTFOLIO COMPOSITION GLA BY TYPE OF CENTER / ANNUAL BASE RENT BY TYPE OF TENANT Data as of 3/31/12. Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Defensive focus: centers with grocer/drug/discount component comprise 80% of total retail GLA National and regional retailers comprise 76% of total portfolio annual base rent Community 21% Neighborhood 29% Power 37% Lifestyle 4% Single Tenant 9%

DIVERSIFIED TENANT BASE

- IRC's portfolio contains a strong and diversified tenant base
- IRC's top three tenants are the leading grocers in their respective markets

Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent)					
Tenant Name	Number of Stores	Annual Base Rent (1) (in thousands)	% of Annual Base Rent	GLA Square Feet	% of Total Square Footage
Jewel / Cub (SuperValu) (2)	20	$13,546	7.53%	1,262,840	8.39%
Roundy's (3)	11	9,220	5.13%	734,678	4.88%
Dominick's (Safeway)	8	6,348	3.53%	527,671	3.51%
TJX Companies, Inc. (4)	17	5,594	3.11%	543,297	3.61%
Best Buy	6	4,721	2.62%	258,758	1.72%
Carmax	2	4,021	2.24%	187,851	1.25%
PetSmart	10	3,151	1.75%	242,957	1.61%
Kroger (5)	5	2,990	1.66%	314,109	2.09%
Bed Bath & Beyond (6)	9	2,908	1.62%	303,118	2.01%
Michael's	8	2,401	1.33%	184,422	1.23%
DSW Shoes (Retail Ventures)	5	2,361	1.31%	119,515	0.79%
Walgreens	8	2,265	1.26%	114,314	0.76%
The GAP (7)	11	2,103	1.17%	164,468	1.09%
Dick's Sporting Goods	3	2,065	1.15%	215,000	1.43%
The Sports Authority	3	1,851	1.03%	134,869	0.90%
Dollar Tree (8)	18	1,826	1.01%	190,887	1.27%
Total	144	$67,371	37.45%	5,498,754	36.54%

Notes:
(1) Annualized rent includes joint venture partner's pro rata share.
(2) Includes Jewel (11) Cub Foods (9)
(3) Includes Roundy's (5), Pick 'N Save (4), Super Pick 'N Save (1), Metro Market (1)
(4) Includes TJ Maxx (6), Marshalls (10), Home Goods (1)
(5) Includes Kroger (1), Food 4 Less (4)
(6) Includes Bed Bath & Beyond (6), BuyBuy Baby (3)
(7) Includes Old Navy (9),GAP (1), Gap Factory (1)
(8) Includes Dollar Tree (17),Deal$ (1)

Source: Company filings as of 3/31/12.

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Inland Real Estate Corporation

 For 1Q12 executed 82 leases for 374,715 SF of GLA in the total portfolio, an increase in leases signed of 8% over one year ago For 1Q12, 7th consecutive quarter of stable or positive spreads on new leases & continued positive leasing spreads on renewals; reflects strength of locations & more level playing field with regard to lease negotiations TOTAL PORTFOLIO RENT SPREADS OPERATING FUNDAMENTALS + 6.4% + 17.5% + 8.2% + 3.4% + 5.3% + 8.6% + 11.0% +7.4% + 5.1% + 2.9% $13.65 $10.56 $10.51 $11.56 $12.19 $11.35 $14.11 $10.66 $13.86 $13.83 $14.35 $10.91 $11.67 $12.51 $12.55 $12.19 $15.01 $12.52 $14.59 $15.02 1Q11 Renewals 1Q11 New Leases 2Q11 Renewals 2Q11 New Leases 3Q11 Renewals 3Q11 New Leases 4Q11 Renewals 4Q11 New Leases 1Q12 Renewals 1Q12 New Leases Former Average Base Rent Per Sq. Ft. New Average Base Rent Per Sq. Ft.

WELL STAGGERED LEASE EXPIRATIONS No more than 12% of total portfolio annualized base rent expected to roll in any one year through 2020 Source: Company filings as of 3/31/12.(1) Based on total portfolio (consolidated and unconsolidated properties) and IRC percent ownership. LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 4.7% 10.0% 11.7% 10.1% 10.4% 12.0% 6.4% 6.8% 4.9% 2012 2013 2014 2015 2016 2017 2018 2019 2020

Tenant # Leases Signed by IRC Annual Base Rent Roundy’s / Pick ‘N Save 6 Leases $ 3.9 Million Kroger / Food 4 Less 4 Leases $ 2.6 Million Dollar Tree 17 Leases $ 1.7 Million Ross Dress for Less 6 Leases $1.5 Million Gordmans 3 Leases $1.5 Million Hobby Lobby 2 Leases $ 1.2 Million Ulta 5 Leases $1.1 Million BuyBuy Baby 3 Leases $ 1.0 Million Party City 5 Leases $ 0.7 Million Famous Footwear  6 Leases $ 0.7 Million Old Navy 3 Leases $ 0.7 Million PetSmart 2 leases $ 0.7 Million JoAnn Stores 4 Leases $ 0.6 Million TJX Co. 2 Leases $ 0.5 Million Five Below 2 Leases $ 0.2 Million LEASING EFFICIENCIES Market Concentration Facilitates Multiple Lease Signings Note: Data reflects in-place leases signed by IRC 2004 to 3/31/12; excludes leases that were already in place when properties were acquired by IRC. Annual base rent is based on March 2012 rent annualized.

GROWTH FROM EXISTING PORTFOLIO

Property	Value-Add Initiative	Cost	ROI [1]	Est. Completed	Completed
Salem Square, Countryside, IL	Repositioning & 2 outlot additions	$ 3.1 MM	10.2%	2012	
Crystal Point, Crystal Lake, IL	Redevelopment of outlot	$ 1.8 MM	11.0%	2012	
Edinburgh Festival Outlots, Brooklyn Park, MN	Outlot addition	$ 2.5 MM	13.0%	2012	
Orchard Crossing, Fort Wayne, IN	Outlot addition	$2.7 MM	12.6%	2012	
TOTAL ASSET IMPROVEMENT PROJECTS IN PROCESS:		***$10.1 MM***			
Algonquin Commons, Algonquin, IL	GLA expansion: new tenant Gordmans	$ 3.7 MM	18.5%		2011
Rivertree Court, Vernon Hills, IL	Theater conversion & GLA expansion: new tenant Gordmans	$ 3.3 MM	22.0%		2011
Medina Marketplace, Medina, OH	GLA Expansion: existing tenant Giant Eagle; Outlot Addition	$ 1.9 MM	12.7%		2010
Park Place, St. Louis Park, MN	GLA Expansion	$ 0.6 MM	25.4%		2010
Plymouth Town Center, Plymouth, MN	Outlot Addition	$ 2.5 MM	15.2%		2009
Regal Showplace Outlots, Crystal Lake, IL	Outlot Addition	$ 1.8 MM	15.6%		2008
Mapleview Plaza, Grayslake, IL	GLA Expansion	$ 0.9 MM	19.9%		2008
Riverdale Commons, Coon Rapids, MN	GLA Expansion	$ 2.7 MM	24.8%		2008
Woodfield Commons, Schaumburg, IL	Repositioning	$ 1.2 MM	47.2%		2007
Burnsville Crossing Outlot, Burnsville, MN	Outlot Addition	$ 2.1 MM	13.3%		2007
Mankato Heights, Mankato, MN	GLA Expansion	$ 1.7 MM	15.9%		2006
Greentree Center, Caledonia, WI	GLA Expansion	$ 2.9 MM	24.3%		2006
22nd Street, Oakbrook Terrace, IL	Repositioning	$ 2.1 MM	11.2%		2005
Maple Park Place, Bolingbrook, IL	Repositioning	$ 3.5 MM	15.6%		2005
TOTAL ASSET IMPROVEMENT PROJECTS COMPLETED 2005-2011:		***$30.9 MM***	***20.1%*** [2]		

Notes: (1) Annual return on investment (ROI) is based on new capital and actual lease up; (2) Averaged annual return on investment (ROI)

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Inland Real Estate Corporation

Savannah Crossing: Essentially Complete DEVELOPMENT PROJECTS Inland Venture Corporation / Expanded Taxable REIT Subsidiary Established primarily as a way to expand portfolio Add completed assets to portfolio at pre-negotiated market discount or sell them for a profit Six development JV projects as of 3/31/12, representing 2.1 MM SF of retail GLA Orchard Crossing completed -- added to consolidated portfolio 2/2011; Two projects categorized as “active”; remainder “land held for development” IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Orchard Crossing: Completed

(1) As of 3/31/2012; includes sold core properties and properties acquired through unconsolidated joint ventures at 100 percent. Excludes IPCC JV acquisitions that were completed with no equity contribution from IRC. (2) Acquisition value represents full purchase price, including potential earn-outs. ACQUISITION HISTORY 8.42% weighted average cap rate for assets acquired 1995 – 20121 Over half of IRC portfolio acquisitions have been principal to principal transactions; typically get best pricing in private deals PORTFOLIO ACQUISITION HISTORY (1) Acquisition Cap Rate IPCC Acquisitions 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Weighted Average Cap Rate Acquisitions ($MM)

MAINTAINING A STRONG BALANCE SHEET Equity sales enhance liquidity; provide growth capital for acquisitions: ATM program: sold 3.8 million common shares @ average price of $8.52/share since inception; net proceeds of $31.7 MM utilized primarily for IPCC JV acquisitions Issued 8.125% Series A Cumulative Redeemable Preferred Stock – proceeds used primarily for acquisitions Oct. 2011: sold 2.0 million shares Series A Preferred @ $25/sh for net proceeds of $48.4 MM Feb. 2012: sold 2.4 million shares Series A Preferred @ $25.3906/sh for net proceeds of $59.0 MM; equal to effective yield of 8.0% Financing activity: reduced cost of debt and improved terms 2011: $300 MM credit facilities: amendments negotiated 2011 expected to provide interest expense savings of $3 MM in 2012 Extended maturity date by one year to June 2014 & decreased fees on unused portion of line of credit facility Lowered capitalization rate & implied debt service rate used in covenant calculations to provide additional flexibility Removed LIBOR floor; reduced spread between interest rate on borrowings & LIBOR base rate to graduated rate that varies with IRC leverage ratio Closed $50 MM 7-yr unsecured term loan & repurchased $81 MM in principal of 4.625% convertible senior notes due 2026 No negative impact on debt metrics – swapping debt for debt Term loan interest rate of 3.5% (vs. 5.875% rate on notes) expected to provide interest expense savings of ~$2 MM in 2012 Secured debt (total portfolio): Addressed 2011 secured maturities totaling $134 MM Closed $215.4 MM of new and refinanced loans Secured improved rates/terms: average rate improved to 5.06% from 5.48%, average term increased to 9 years from 6 years 1Q12: Secured debt (total portfolio): closed over $143 MM of new & refinanced loans; weighted average term of secured debt is 5.3 yrs at 1Q12 versus 3.6 yrs at 1Q11

$61.1 CONSOLIDATED DEBT MATURITIES CONSOLIDATED DEBT AS OF 3/31/12 Term Loan - Bank Group Term Loan - Wells Fargo Notes: Secured debt includes principal amortization through maturity. (1) Added $90.9 MM of secured debt for Algonquin Commons change of control; in 2Q11 extended maturity date of $300MM credit facilities by one year to June 2014. $417.6 $56.7 $23.0 $143.4 $20.1 $50.0 $11.1 $70.3 $77.1 $29.2 $150.0 $95.0 $50.0 2012 2013 2014 (1) 2015 2016 2017 2018 2019 2020 2021 2022

JOINT VENTURE STRATEGIES Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Management and Asset Based Joint Venture Strategies Retail Focus  IRC Knowledge High Quality Partners  ‘Union of Expertise’ Long-term Asset Management Role Value-enhancing

ASSET MANAGEMENT JOINT VENTURE

Inland Private Capital Corporation (IPCC) Joint Venture

- "Union of Expertise" – Venture formed 9/06 to leverage growth potential of 1031 exchange business
  - IRC provides acquisition / asset management expertise & balance sheet capacity
  - IPCC provides syndication expertise and access to large broker / dealer network
  - IRC earns fee income; takes long-term asset management role
- 2007-2010: Venture acquired ≈$381.3 MM worth of assets
  - 7 retail properties aggregating 446,288 SF / $78.8 MM acquisition value
  - 12 office properties aggregating 1.8 million+ SF / $302.5 MM acquisition value
- 2011: Venture acquired nearly $100 MM worth of assets
  - 66,393 SF single-tenant retail leased to Mariano's grocery (Roundy's): $20.8 MM **Acquired 3/2011; <u>100% sold</u> 7/2011**
  - 16 net leased, single-tenant retail assets (marketed as one package): $46.9 MM **Acquired 4/2011; <u>100% sold</u> 11/2011**
  - 6 retail assets net leased to Walgreens (marketed as one package): $32.0 MM **Acquired 6/2011; <u>100% sold</u> 2/29/12**
- 2012: Venture has acquired ≈$74 MM worth of assets[1]; annual target: $100 MM
  - 83,233 SF Pick 'N Save-anchored shopping center, Mt. Pleasant, WI: $21.3 MM **Acquired 3/2012**
  - 62.138 SF single-tenant asset leased to Pick 'N Save in Sheboygan, WI: $11.7 MM **Acquired 3/2012**
  - 7 single-tenant assets leased to Walgreens / CVS in 7 states, aggregating 95,630 SF: $40.8 MM **Acquired 3/2012**

Notes:
(1) As of 3/31/12.

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Inland Real Estate Corporation

ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV Joint venture formed in 2004 to acquire Midwest retail assets Joint venture portfolio currently includes $347 MM in assets (acquisition value) 1 $189 MM in assets contributed by IRC to the JV $158 MM in assets acquired for the JV 2004-2006 Allocated capital is fully invested Note: (1) Includes earnouts. Orland Park Place Orland Park, IL

STRATEGIC JOINT VENTURE WITH PGGM

- Formed venture with PGGM (Dutch pension fund administrator/asset manager) 2Q10 -- new growth initiative for IRC (JV ownership: IRC 55%, PGGM 45%)
  - Target up to $270 MM in acquisitions of grocery anchored & community retail centers in Midwest
  - Projected total venture size at full investment: ≈ $500 MM
- Initial contributions 7/2010:
  - PGGM → $20 MM of equity; IRC → 4 properties with gross equity value of $45 MM
- Subsequent commitments:
  - PGGM: Additional $110 MM of equity ($50 MM towards contributed properties, plus $60 MM of growth capital toward new acquisitions)
  - IRC: Additional properties contributed only as new assets are acquired
- IRC-PGGM JV acquisitions as of 5/2012: $235.6 MM in acquisition value
  - The Point at Clark (6/2010)
  - Diffley Marketplace (10/2010)
  - Joffco Square (1/2011)
  - Red Top Plaza (6/2011)
  - Champlin Marketplace (9/2011)
  - Brownstones (11/2011)
  - Elston Plaza (12/2011)
  - Turfway Commons (12/2011)
  - Stone Creek Towne Center (2/2012)
  - Silver Lake Village (2/2012)
  - Woodbury (2/2012) – contributed to JV 2Q12



The Point at Clark (Chicago, IL)


Cub Foods

Diffley Marketplace (Eagan, MN)

25

Inland Real Estate Corporation

STRATEGIC JOINT VENTURE WITH PGGM Joint Venture Structure IRC Subsequent Contributions 9 Properties $186MM Gross Value PGGM Subsequent Cash Contributions $50MM PGGM Growth Capital Future Property Acquisitions Cash $60MM Future Property Acquisitions $270MM Gross Value IRC PGGM JOINT VENTURE Target Portfolio Gross Value $500MM Equity Ownership: 55% IRC / 45% PGGM Timing Matched IRC Initial Property Contribution 4 Properties $45MM Gross Value PGGM Initial Cash Contribution $20MM

STRATEGIC JOINT VENTURE WITH PGGM Unique Joint Venture Provides Benefits IRC-PGGM joint venture is immediately accretive way to generate up to $130 MM of growth capital Monetizes equity value of IRC assets while retaining operating control Gains on sale become IRC contributions toward new acquisitions Dilution from initial seeding managed away with matched contributions/acquisitions Expected to generate approximately $1.7 MM annual net fee income to IRC at full investment

$3.4 MM $3.3 MM $1.6 MM $4.6 MM $3.6 MM $6.0 MM $1.1 MM $1.2 MM $1.7 MM $1.9 MM $2.8 MM $1.9 MM JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 30% (2006-2011) IPCC JV: generated ~$14.1 MM of acquisition & property management fee income 2006-20111 NYSTRS JV: provided ~$7.2 MM of fee income 2006-2011 1 PGGM JV: provided ~$1.1 MM of fee income 2010-2011 1 Notes: (1) Property management JV fee income includes leasing commissions. (2) “Other JV “includes NYSTRS, PGGM, TMK, NARE, Hastings and Pine Tree (Orchard Crossing). TOTAL JOINT VENTURE FEE INCOME PROPERTY/ASSET MANAGEMENT JV FEE INCOME ONLY IPCC JV Other JV 2 $23.5 MM $ 11.6 MM Source: Company and company filings as of 3/31/12 $1.0 MM $1.0 MM $1.4 $1.0 $1.4 $1.2 $1.5 $2.0 $0.7 $1.1 $1.0 $1.4 $1.2 $1.3 $1.9 $0.7 $0.2 $2.4 $3.2 $2.1 $2.1 $4.0 $0.3 $0.2 $0.3 $0.7 $0.6 $0.9 $0.3 2006 2007 2008 2009 2010 2011 1Q12 2006 2007 2008 2009 2010 2011 1Q12

IRC has built a solid foundation for future growth Necessity & value-based retail in high barrier to entry markets should outperform other retail real estate over time Centers impacted by big-box vacancies have been re-tenanted with high credit quality, best-in-class retailers that drive additional traffic, attract other retailers and enhance the value of our centers IRC is growing assets under management and income through capital efficient joint ventures Senior management team has experience successfully managing through economic cycles Senior management averages 24+ years real estate experience Independent board members include two well-respected former CEOs of public shopping center companies IRC is executing a long term capital plan that has strengthened its financial position and provides ongoing flexibility SUMMARY

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.